Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:	Lynne Baker (Media)
Director of Media and Public Relations
847/851-7006
www.careered.com

Karen King (Investor Relations)
Vice President Investor Relations
847/585-3899
www.careered.com

CAREER EDUCATION CORPORATION NOTES ACCREDITATION ACTION FOR AMERICAN INTERCONTINENTAL UNIVERSITY

HOFFMAN ESTATES, Ill. (December 6, 2005) – Career Education Corporation (NASDAQ: CECO) said today that American InterContinental University (“AIU”) has been placed on a one-year probation by the Commission on Colleges of the Southern Association of Colleges and Schools.

“We are committed to addressing the Commission’s concerns while continuing to provide quality education to our students,” said George Miller, AIU Chief Executive Officer.

According to John Larson, Chairman and Chief Executive Officer of Career Education Corporation, “We remain confident in American InterContinental University and its commitment to quality education and to the significant educational benefits provided to all of their students.”

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About Career Education Corporation

Career Education Corporation (www.careered.com) is one of the largest providers of private, for-profit, post secondary education and has a presence in both on-campus and online education.  CEC’s Colleges, Schools and Universities segment operates more than 80 campuses in the U.S., Canada, France, the United Kingdom, and the United Arab Emirates and offers doctoral degree, master’s degree, bachelor’s degree, associate degree, and diploma programs in the career-oriented disciplines of business studies, visual communication and design technologies, health education, information technology, and culinary arts.  The Online Education Group operates American InterContinental University Online and Colorado Technical University Online and offers a variety of degrees in information technology, business, visual communication, and education.  CEC’s total student population as of October 31, 2005, was approximately 107,300 students.

Except for the historical and present factual information contained herein, the matters set forth in this release, including statements under “Business Outlook” and statements identified by words such as “anticipate,” “believe,” “plan,” “expect,” “intend,” “project,” “will,” and similar expressions, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on information currently available to us and are subject to various risks, uncertainties, and other factors, that could cause our actual growth, results of operations, performance and business prospects, and opportunities to differ materially from those expressed in, or implied by, these statements. Except as expressly required by federal securities laws, we undertake no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances, or for any other reason.  These risks and uncertainties, the outcome of which could materially and adversely affect our financial condition and operations, include, but are not limited to, the following: risks related to our ability to comply with, and the impact of changes in, legislation and regulations that affect our ability to participate in student financial aid programs; costs, risks and effects of legal and administrative proceedings and investigations and governmental regulations, including the pending Securities and Exchange Commission and Justice Department investigations and, class action, derivative,  and other lawsuits; risks related to our ability to comply with accrediting agency requirements or obtain accrediting agency approvals; costs and difficulties related to the integration of acquired businesses; risks related to our ability to manage and continue growth; future financial and operational results; risks related to competition, general economic conditions, and other risk factors relating to our industry and business, and the factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2004, and from time to time in our other reports filed with the Securities and Exchange Commission.

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